LEGAL MATTERS

The Adviser and its parent, ETFMG, were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252 (the “New York Action”). This action asserted claims for breach of contract, conversion and certain other claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172, plus prejudgment interest (the “Judgment”). In its decision, the Court in the New York Action stated that its damages award, which gave rise to the Judgment, “includes the share of profits to which Nasdaq’s venture partner PureShares was entitled.”

ETFMG filed a Notice of Appeal from the Judgment in the United States Court of Appeals for the Second Circuit on January 19, 2020, Docket No. 20-300. On October 28, 2021, Nasdaq and ETFMG entered into a Judgment Payment Agreement, which settled the matter and satisfied the Judgment. On November 1, 2021, Nasdaq recorded a Satisfaction of Judgment with the United States District Court for the Southern District of New York reflecting that the Judgment was paid in full, and ETFMG withdrew its appeal of the Judgment with prejudice before the United States Court of Appeals for the Second Circuit.

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser have been named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21. This action asserts breach of contract and tort claims arising from the same facts and circumstances, and relates to the same series of the Trust, that gave rise to the New York Action. The new action seeks damages in unspecified amounts and injunctive relief. On February 19, 2022, the Adviser, together with the other named affiliates, filed a motion for an Order dismissing the complaint filed by the Plaintiffs, in part, on the basis that Plaintiffs’ claims overlap with, and are barred by, those claims previously asserted by Nasdaq (and resolved on PureShares’ behalf) in the New York Action that resulted in the judgment against the defendants, which has been satisfied. The defendants intend to vigorously defend themselves in this new action.

On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust as well as, all claims asserted against the Adviser Defendants, aside from the defamation claim. The Adviser Defendants intend to vigorously defend themselves against this sole remaining claim.

As of June 30, 2022, there were no adjustments made to the accompanying financial statements based on the above legal matters.